EXHIBIT 10.1

Sale and Purchase Agreement

(1) China Natural Resources, Inc. (Vendor) (2) 上海康正投资管理有限公司 (Shanghai Kangzheng Investment Management Co., Ltd.) (Purchaser) (3) Double Grow International Limited (Target Company)

Sale and purchase agreement

Details		3

1.	Interpretation	4

2.	Sale and purchase	4

3.	Completion	4

4.	Consideration and payment	5

5.	Vendor's Warranties	5

6.	Confidentiality	5

7.	Notices	5

8.	General	6

9.	Whole agreement	7

10.	Disputes, governing law and jurisdiction	7

11.	Language	8

Signing page		9

Schedule 1 – Definitions		10

Schedule 2 – The Target Company and its Subsidiaries		11

Schedule 3 – The Company Indebtedness Assignment		15

Schedule 4 – Form of Promissory Note		20

 Sale and Purchase Agreement | page 2

Details

Date	29 December 2017

Parties

Name	China Natural Resources, Inc.
Short form name	Vendor
Particulars	a company incorporated in the British Virgin Islands and having its registered office at Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands

Name	上海康正投资管理有限公司 (Shanghai Kangzheng Investment Management Co., Ltd.)
Short form name	Purchaser
Particulars	a company incorporated in the PRC and having its registered office at Room D-264,3F, 227 Rushan Road, China (Shanghai) Pilot Free Trade Zone, Shanghai, the PRC

Name	Double Grow International Limited
Short form name	Target Company
Particulars	a company incorporated in the British Virgin Islands with limited liability and having its registered office at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands

Background

A

As at the date of this Agreement, the Vendor is the sole legal and beneficial owner of the Sale Shares, representing the entire issued share capital of the Target Company. Particulars of the Target Company are set out in Part A of Schedule 2.

B

As at the date of this Agreement, the Target Company holds the entire equity interest in Easy Gain Investments Limited and Full Profit Investments Limited, and directly holds 20% equity interest in, and indirectly through Easy Gain Investments Limited and Full Profit Investments Limited holds the remaining 80% equity interest in Antay Company. Particulars of all subsidiaries hereof of the Target Company are set out in Part B, Part C and Part D of Schedule 2.

C

As at the date of this Agreement, Antay Company is principally engaged in copper smelting and sale in Bolivia.  Antay Company has a registered capital of BOB20,000, in which BOB10,000 has been paid up.  Antay Company is 20% owned by Easy Gain Investments Limited, 60% owned by Full Profit Investments Limited and 20% owned by the Target Company. Antay Company is indirectly wholly and beneficially owned by the Vendor free from all Encumbrances or interests in favour of any other person.

D

The Purchaser is desirous of purchasing the Sale Shares and Shareholder’s Loan.

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E

Subject to the terms and conditions set out hereunder, the Vendor agrees to sell and the Purchaser agrees to acquire from the Vendor the Sale Share and Shareholder’s Loan.

The Parties have agreed as follows:

1.

Interpretation

1.1

In addition to terms defined elsewhere in this Agreement, the definitions in Schedule 1 (Definitions) apply throughout this Agreement unless the contrary intention appears.

1.2

In this Agreement, unless the contrary intention appears, a reference to a clause, subclause or Schedule is a reference to a clause, subclause or schedule of this Agreement.  The Schedules form part of this Agreement.

1.3

The headings in this Agreement do not affect its interpretation.

1.4

In addition, in this Agreement, references to:

(a)

an authorisation includes an authorisation, consent, approval, resolution, licence, exemption, filing, registration or notarisation;

(b)

person means any person (including a natural person), firm, company, corporation, government, state or agency of a state or any association or partnership (whether or not having separate legal personality) of two or more of the foregoing;

(c)

any consent being required under this Agreement means such consent being required in advance and in writing; and

(d)

words in the singular include such words in the plural and words importing any gender shall be construed as any other gender, as the context requires.

2.

Sale and purchase

2.1

Subject to the terms and conditions of this Agreement, the Vendor shall sell, and the Purchaser shall purchase, the entire legal and beneficial interest in the Sale Shares and Shareholder’s Loan free from any Encumbrance together with all Rights attaching to the Sale Shares and Shareholder’s Loan at the Consideration.

3.

Completion

3.1

Completion shall take place immediately after the Parties entering into this Agreement and the Company Indebtedness Assignment at the offices of the Vendor, at Level Room 2205, West Tower, Shun Tak Centre, 200 Connaught Road Central, Sheung Wan, Hong Kong (or such other time and place as the Vendor and the Purchaser may agree).

3.2

At Completion, upon compliance by the Purchaser with Clause 4, the Vendor shall deliver to the Purchaser the following:

(a)

a duly executed instrument of transfer and a duly executed sold note in respect of the Sale Shares in favour of the Purchaser (or its nominee(s));

(b)

original share certificates in respect of the Sale Shares; and

(c)

letters of resignation (if required by the Purchaser) duly signed by the directors of the Target Company.

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4.

Consideration and payment

The total Consideration for the Sale Shares and Shareholder’s Loan shall be the aggregate sum of USD2,641,129. The Consideration shall be satisfied by payment as follows:

(i) as to the consideration of Sale Shares, USD1,200,000 shall be payable by the Purchaser to the Vendor in cash upon the signing of this Agreement as part payment of the Consideration, the receipt of which is hereby acknowledged by the Vendor; and

(ii) as to the consideration of Shareholder’s Loan, USD1,441,129 shall be payable by the Purchaser to the Vendor by delivery of a promissory note. The form of the promissory note is set out in Schedule 4.

5.

Vendor's Warranties

5.1

The Vendor hereby represents to the Purchaser that:

(a)

it is the sole beneficial and registered owner of the Sale Shares; and

(b)

it has the requisite power and authority to enter into and perform this Agreement.

6.

Confidentiality

6.1

This Agreement and its contents are confidential.  Each Party will treat all information relating to the other Party that it has received or obtained from the other Party as a result of entering into this Agreement as confidential (Confidential Information).

6.2

No Party shall make or permit any person connected with it to make any announcement or disclosure relating to the transaction contemplated under this Agreement unless:

(a)

required by applicable law, or a court of law; or any competent governmental, regulatory or statutory authority, or the rules of any recognised stock exchange to which that Party is subject (including the publication of any announcement by the Vendor in relation to the transactions contemplated hereunder); or

(b)

the information is properly disclosed to the professional advisers, auditors, bankers, shareholders or investors of the disclosing Party; or

(c)

the information is in the public domain, other than through a breach of this clause; or

(d)

the Party to which the information relates has given its consent to the announcement or disclosure.

7.

Notices

7.1

Any notice or other formal communication given under this Agreement must be in writing and may be delivered, or sent by post or fax to the Party as follows:

(a)

to the Vendor:

Address:	Room 2205, Shun Tak Centre, 200 Connaught Road Central, Hong Kong
For the attention of:	Mr. Bonaventure Yue
Fax: Email address:	+852 28106963 bonyue@fsanthracite.com

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(b)

to the Purchaser:

Address:	Room D-264,3F, 227 Rushan Road, China (Shanghai) Pilot Free Trade Zone, Shanghai, the PRC
For the attention of:	Mr. Li Yuan
Tel: Email address:	13590443167 xintianwan1@163.com

(c)

to the Target Company:

Address:	Room 2205, Shun Tak Centre, 200 Connaught Road Central, Hong Kong
For the attention of:	Mr. Bonaventure Yue
Fax: Email address:	+852 28106963 bonyue@fsanthracite.com

or at such other address, fax number or email address as a Party may notify to the other Parties by at least five Business Days' prior written notice.  Any notice or other document sent by post shall be sent by prepaid registered post (if addressee is located in the same country as sender) or by prepaid airmail (if its destination is elsewhere).  Any notice or other document (including envelope) should be written in English.

7.2

Any notice or other communication shall be deemed to have been given:

(a)

if delivered by hand, on signature of a delivery receipt or at the time the notice is left at the proper address;

(b)

if sent by pre-paid first-class post or other next working day delivery service, at 9.00 am on the second (2nd) Business Day after posting or at the time recorded by the delivery service;

(c)

if sent by fax, when received in legible form; and

(d)

if sent by email, when received in legible form.

8.

General

8.1

The rights of each Party under this Agreement:

(a)

may be exercised as often as necessary; and

(b)

may be waived only in writing and specifically by such Party.

Delay in exercising or non-exercise of or indulgence granted to any other Party in respect of any such right is not a waiver of that right.

8.2

No partnership exists between or among the Parties by virtue of this Agreement.

8.3

The Purchaser shall be responsible for and shall reimburse the Vendor for all costs (including legal fees), expenses, fees and taxes relating to the preparation, negotiation, execution and

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delivery of this Agreement.  The stamp duty payable in respect of the Sale Shares shall be borne solely by the Purchaser.

8.4

Save as provided herein, none of the rights or obligations of a Party under this Agreement may be assigned or transferred without the prior consent of the other Parties.

8.5

The terms of this Agreement may only be amended in writing and signed by or on behalf of each of the Parties.

8.6

If a term of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, that will not affect the legality, validity or enforceability in that jurisdiction of any other term of this Agreement or the legality, validity or enforceability in other jurisdictions of that or any other term of this Agreement.

8.7

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

9.

Whole agreement

9.1

This Agreement contains the whole agreement between the Parties relating to the transactions contemplated by this Agreement and supersede all previous agreements, whether oral or in writing, between the parties relating to these transactions.

9.2

Each Party acknowledges that in agreeing to enter into this Agreement it has not relied on any representation, warranty, collateral contract or other assurance (except those set out in this Agreement and the documents referred to in it) made by or on behalf of any other Party before the signature of this Agreement.  Each Party waives all rights and remedies which, but for this subclause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance.

9.3

Nothing in the preceding subclause limits or excludes any liability for fraud.

10.

Disputes, governing law and jurisdiction

10.1

This Agreement (including this Clause 10.1) and any non-contractual obligations arising out of or in connection with it are governed by and shall be construed in all respects in accordance with the laws of Hong Kong.

10.2

Any dispute, controversy, difference or claim arising out of or relating to or having any connection with this Agreement, including any dispute as to the validity, invalidity, interpretation, performance, existence, breach or termination thereof or the consequence of its nullity, and any dispute relating to any non-contractual obligations arising out of or in connection with it, shall be referred to and finally resolved by arbitration under the Hong Kong International Arbitration Centre Administered Arbitration Rules in force when the Notice of Arbitration is submitted in accordance with the Rules (“the Rules”). The number of arbitrators shall be three (3). The arbitration proceedings shall be conducted in English. The seat, or legal place of arbitration, shall be Hong Kong. The Rules are incorporated by reference into this Clause and capitalised terms used in this Clause which are not otherwise defined in this Agreement have the meaning given to them in the Rules.

10.3

Any documents which are required to be served by a party on any other parties in relation to any suit or proceeding arising from or in connection with this Agreement and any non-contractual obligations arising out of or in connection with it shall be served in accordance with Clause 8.1 (but not by fax transmission or email) or Clause 10.4.

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10.4

Each of the Parties irrevocably appoints Anka Consultants Limited of Room 2204, West Tower, Shun Tak Centre, 200 Connaught Road Central, Sheung Wan, Hong Kong as its agent (“Shareholders’ Process Agent”) under this Agreement for the service of process in any proceedings before Hong Kong courts or the Hong Kong International Arbitration Centre in connection with this Agreement and any non-contractual obligations arising out of or in connection with it. Service upon the Shareholders’ Process Agent shall be good service upon the relevant Shareholder whether or not it is forwarded to and received by that Shareholder. If any person appointed as the Shareholders’ Process Agent under this Clause 10.4 is unable for any reason to so act, the relevant Shareholder must immediately (and in any event within fourteen (14) days of the event taking place) appoint another agent who is domiciled or incorporated in Hong Kong (as the case may be). Failing this, the Vendor may appoint another process agent for this purpose. The purchaser agrees that failure by the Shareholders' Process Agent to notify it/him of any process will not invalidate the relevant proceedings. This Clause 10.4 does not affect any other method of service allowed by law.

10.5

Notwithstanding the foregoing, the Parties agree that either of them may seek interim measures including injunctive relief in relation to the provisions of this Agreement or the Parties' performance of it from any court of competent jurisdiction.

11.

Language

The language of this Agreement and the transactions envisaged by it is English and all notices, demands, requests, statements, certificates or other documents or communications shall be in English unless otherwise agreed.

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Signing page

IN WITNESS of which the Parties have executed this Agreement on the date first set out above.

Signed by WONG Wah On Edward for and on behalf of China Natural Resources, Inc. in the presence of
/s/ Yue Ming Wai Bonaventure	←	/s/ WONG Wah On Edward	←
Signature of witness		Name of signatory
Yue Ming Wai Bonaventure
Name of witness (print)

Executed as an Agreement by LI Yuan for and on behalf of上海康正投资管理有限公司(Shanghai Kangzheng Investment Management Co., Ltd.) in the presence of
/s/ Hu Longxiu	←	/s/ LI Yuan	←
Signature of witness		Name of signatory
Hu Longxiu
Name of witness (print)

Sealed with the Common Seal of Double Grow International Limited and signed by LI Feilie in the presence of
/s/ Hu Longxiu	←	/s/ LI Feilie	←
Signature of witness		Name of signatory
Hu Longxiu
Name of witness (print)

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Schedule 1 – Definitions

In this Agreement, capitalised terms have the following meanings:

Antay Company means Planta Metalurgica Antay Pacha S.A., a company established in Bolivia.

Bolivia means the Plurinational State of Bolivia.

BOB means Bolivian Boliviano, the lawful currency of Bolivia.

Company Indebtedness Assignment means the deed of assignment of the Company Indebtedness in the form set out in Schedule 3.

Completion means completion of the sale and purchase of the Sale Shares and Shareholder’s Loan in accordance with this Agreement.

Consideration means the consideration in the aggregate sum of USD 2,641,129 payable by the Purchaser to the Vendor for the purchase of the Sale Shares and Shareholder’s Loan pursuant to this Agreement.

Encumbrance means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, trust, right of set off or other third party right or interest (legal or equitable) including any right of pre-emption, assignment by way of security, reservation of title or any other security interest of any kind however created or arising or any other agreement or arrangement (including a sale and repurchase arrangement) having similar effect.

Hong Kong means the Hong Kong Special Administrative Region of the PRC.

Company Indebtedness means the outstanding indebtedness owing by the Target Company to the Vendor as at Completion, the benefit of which shall be assigned by the Vendor to the Purchaser upon Completion.

Parties means parties to this Agreement and Party means any one of them.

PRC means the People's Republic of China.

Rights means any right attaching to the Sale Shares at and after the date of this Agreement including but not limited to rights to unpaid or undeclared dividends and other distributions.

Sale Shares means issued share capital of USD 100,000 of the Target Company divided into 100,000 ordinary shares of USD1.00 each, representing 100% of the issued share capital of the Target Company in issue as at date of this Agreement.

Shareholder’s Loan

means all indebtedness outstanding from the Target Company to the Vendor which amounts to USD 1,441,129 as at the date hereof.

Target Company means Double Grow International Limited (倍润国际有限公司), a company incorporated pursuant to the Business Companies Act, 2004 of the British Virgin Islands with company number 1854054, particulars of which and its subsidiaries are set out in Schedule 2.

USD means United States dollars, the lawful currency of the United States of America.

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Schedule 2 – The Target Company and its Subsidiaries

PART A

INFORMATION OF THE TARGET COMPANY

Name of Company	:	Double Grow International Limited
Company Number	:	1854054
Place of Incorporation	:	the British Virgin Islands
Date of Incorporation	:	17 December 2014
Registered Office	:	P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands
Capital Structure	:	Authorized - 100,000 ordinary shares of US$1.00 each
Issued - 100,000 ordinary shares of US$1.00 each

Registered Shareholder	:	Name	Number of shares
		China Natural Resources, Inc.	100,000
100,000

Directors		Name	Appointed on
	:	Li Feilie	17/12/2014

Company Secretaries	:	Wong Wah On Edward
Principal activities	:	Investment Holding
Subsidiaries	:	Easy Gain Investments Limited Full Profit Investments Limited Planta Metalurgica Antay Pacha S.A.

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PART B

INFORMATION OF EASY GAIN INVESTMENTS LIMITED

Name of Company	:	Easy Gain Investments Limited
Company Number	:	1854084
Place of Incorporation	:	the British Virgin Islands
Date of Incorporation	:	17 December 2014
Registered Office	:	P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands
Capital Structure	:	Authorized - 100,000 ordinary shares of US$1.00 each
Issued - 100,000 ordinary shares of US$1.00 each
		Name	Number of shares
Registered Shareholder	:	Double Grow International Limited 倍润国际有限公司	100,000

100,000
Directors		Name	Appointed on
	:	Li Feilie	17/12/2014
Company Secretaries	:	Wong Wah On Edward
Principal activities	:	Investment Holding
Subsidiaries	:	Planta Metalurgica Antay Pacha S.A.

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PART C

INFORMATION OF FULL PROFIT INVESTMENTS LIMITED

Name of Company	:	Full Profit Investments Limited
Company Number	:	1854101
Place of Incorporation	:	the British Virgin Islands
Date of Incorporation	:	17 December 2014
Registered Office	:	P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands

Capital Structure	:	Authorized - 100,000 ordinary shares of US$1.00 each
Issued - 100,000 ordinary shares of US$1.00 each

		Name	Number of shares
Registered Shareholder	:	Double Grow International Limited 倍润国际有限公司	100,000
100,000

Directors	:	Name	Appointed on
		Li Feilie	17/12/2014

Company Secretaries	:	Wong Wah On Edward

Principal activities	:	Investment Holding
Subsidiaries	:	Planta Metalurgica Antay Pacha S.A.

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PART D

INFORMATION OF ANTAY COMPANY

Name of Company	:	Planta Metalurgica Antay Pacha S.A.

Company Number	:	272228026

Place of Incorporation	:	Potosi, Bolivia

Date of Incorporation	:	29 January 2014

Registered Office	:	Octavio rubin de celis Street, No.S/N, Industrial Park, Uyuni, Potosi, Bolivia

Capital Structure	:	Registered share capital: BOB 20,000 divided into 20,000 ordinary shares of BOB 1.00 each
Paid Up share capital: BOB10,000 divided into 10,000 ordinary shares of BOB 1.00 each
Registered Shareholders	:	Name	Number of shares
		Double Grow International Limited	2,000
		Easy Gain Investments Limited	2,000
		Full Profit Investments Limited	6,000
10,000

Directors	:	Name	Appointed on

		Wang Yourong	22/12/2015
		Ai Lei	22/12/2015
		Grisett Carrasco	22/12/2015
Company Secretaries	:	Grisett Carrasco
Principal activities	:	Smelting and sale of copper
Subsidiaries	:	Nil

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Schedule 3 – The Company Indebtedness Assignment

THE COMPANY INDEBTEDNESS ASSIGNMENT

Dated the 29th day of December 2017 CHINA NATURAL RESOURCES, INC. and 上海康正投资管理有限公司 (SHANGHAI KANGZHENG INVESTMENT MANAGEMENT CO., LTD.) and DOUBLE GROW INTERNATIONAL LIMITED
DEED OF ASSIGNMENT OF LOAN

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THIS DEED is made the 29th day of December 2017

BETWEEN:

(1)

CHINA NATURAL RESOURCES, INC., a company incorporated in the British Virgin Islands and having its registered office at Sea Meadow House, Blackburne Highway, P.O. Box 116, Road Town, Tortola, British Virgin Islands (the “Assignor”);

(2)

上海康正投资管理有限公司(SHANGHAI KANGZHENG INVESTMENT MANAGEMENT CO., LTD.), a company incorporated in the PRC and having its registered office at Room D-264,3F, 227 Rushan Road, China (Shanghai) Pilot Free Trade Zone, Shanghai, the PRC (the“Assignee”); and

(3)

DOUBLE GROW INTERNATIONAL LIMITED (倍润国际有限公司), a company incorporated in the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporation Centre, Road Town, Tortola, British Virgin Islands (the “Company”).

WHEREAS as at the date hereof the Company is indebted to the Assignor in the sum of USD 1,441,129，(the “Indebtedness”) and the Assignor has agreed to assign the Indebtedness to the Assignee for the consideration of USD 1,441,129  (the “Consideration”) and upon the terms and conditions set out below.

NOW THIS DEED WITNESSETH as follows:

1.

REPRESENTATIONS, WARRANTIES AND UNDERTAKINGS

1.1

The Assignor hereby represents and warrants to the Assignee that the Assignor is the absolute legal and beneficial owner of the Indebtedness and has full right and title to the Indebtedness and that the Indebtedness is outstanding and owing from the Company to the Assignor.

2.

COVENANTS

2.1

The Assignor in respect of the Indebtedness hereby covenants with the Assignee that notwithstanding anything done or omitted by the Assignor or any other person, knowingly or otherwise, the Assignor has and will at all material times have full power, right and authority to assign the Indebtedness on the terms hereof and that the Indebtedness is free of all encumbrances.

2.2

The Assignor hereby covenants with the Assignee to sign or execute such documents and to do such deeds acts or things to secure to the Assignee the full benefit of the interest of the Assignor in and concerning the Indebtedness and to carry into effect or to give legal effect to the provisions of this Deed and the transactions hereby contemplated as and when reasonably requested by the Assignee and at the expense of the Assignee.

2.3

The Assignor hereby covenants with the Assignee immediately on receipt to pay to the Assignee any payments or other money which may be received by the Assignor from the Company in respect of the Indebtedness and until such payment to hold the same on trust for the Assignee.

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3.

ASSIGNMENT OF INDEBTEDNESS

In pursuance of such agreement and in consideration of the payment of the Consideration paid by the Assignee to the Assignor (the receipt whereof is hereby acknowledged) the Assignor as beneficial owner of the Indebtedness hereby assigns to the Assignee or its nominee or transferee absolutely with effect from the date hereof all the rights, benefits, title and interests of the Assignor in respect of the Indebtedness free from all rights of pre-emption, options, liens, claims, equities, charges, encumbrances or third-party rights of any nature whatsoever together with the full benefit and advantages thereof and all rights, interests, benefits and title attached, accrued or accruing therein and thereto to hold the same unto the Assignee absolutely.

4.

NOTICE

4.1

The Assignor hereby gives notice to the Company of the assignment effected hereby and the Company accepts such notice and confirms that the Indebtedness is still outstanding.

4.2

The Company hereby covenants with the Assignor and the Assignee that it will as from the date hereof pay to the Assignee any and all of the Indebtedness.

5.

GENERAL PROVISIONS

5.1

Any notice required to be given under this Deed shall be sufficiently given if delivered personally or forwarded by registered post or sent by facsimile transmission to the relevant party at its address or fax number set out below (or such other address or fax number as the addressee has by 5 days prior written notice specified to the other party):

To: The Assignor	:	Room 2205, West Tower, Shun Tak Centre, 200 Connaught Road Central, Sheung Wan, Hong Kong
Fax Number		+852 2810 6963
Attention	:	The board of directors

To: The Assignee	:	Room D-264,3F, 227 Rushan Road, China (Shanghai) Pilot Free Trade Zone, Shanghai, the PRC
Fax Number	:	13590443167
Attention	:	Mr. Li Yuan

To: The Company	:	Room 2205, 22/F, Shun Tak Centre, West Tower, 200 Connaught Road Central, Hong Kong
Fax Number	:	+852 2810 6963
Attention	:	The board of directors

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5.2

Any notice delivered personally shall be deemed to have been served at the time of delivery. Any notice sent by pre-paid registered post shall be deemed to have been served 3 Business Days after the time at which it was posted and in proving such service it shall be sufficient to prove that the notice was properly addressed and posted by prepaid registered letter post and notices sent by facsimile transmission shall be deemed to have been served upon transmission.

5.3

This Deed shall be binding on and ensure for the benefit of each party’s successors and permitted assigns (as the case may be).

6.

GOVERNING LAW AND JURISDICTION

6.1

This Deed shall be governed by and construed in all respects in accordance with the laws of Hong Kong.

6.2

In relation to any legal action or proceedings to enforce this Deed or arising out of or in connection with this Deed (“proceedings”) each of the parties irrevocably submits to the jurisdiction of the courts of Hong Kong and waives any objection to proceedings in such courts on the grounds of venue or on the grounds that the proceedings have been brought in any inconvenient forum.

6.3

The submissions by the parties referred to in Clause 6.2 shall not affect the right of any party to take proceedings in any other jurisdiction nor shall the taking of proceedings in any jurisdiction preclude any party from taking proceedings in any other jurisdiction.

6.4

Each of the following parties hereby irrevocably appoints the person set opposite its name below as its agent to receive on its behalf service of proceedings issued out of the courts of Hong Kong in any action or proceedings arising out of or in connection with this Deed:

Name: Anka Consultants Limited

Address: Room 2204, 22/F, Shun Tak Centre, West Tower, 200 Connaught Road Central, Hong Kong

IN WITNESS whereof the parties hereto have caused this Deed to be executed as a deed the day and year first above written.

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SEALED with the COMMON SEAL of	)
)
CHINA NATURAL RESOURCES, INC.	)
)
and SIGNED by WONG Wah On Edward	)
)
Duly authorised for and on its behalf in the presence of:	)
)
/s/ Yue Ming Wai Bonaventure	)	/s/ WONG Wah On Edward
Signature of witness	)	By executing this Deed the
	)	signatory warrants that the
Yue Ming Wai Bonaventure	)	signatory is duly authorized to
Name of witness (block letters))		execute this Deed on behalf of
	)	CHINA NATURAL
	)	RESOURCES, INC.

SEALED with the COMMON SEAL of	)
)
上海康正投资管理有限公司(SHANGHAI KANGZHENG	)
)
INVESTMENT MANAGEMENT CO., LTD.))
)
and SIGNED by LI Yuan	)
)
duly authorised for and on its behalf in the presence of :	)
)
/s/ Hu Longxiu	)	/s/ LI Yuan
Signature of witness	)	By executing this Deed the
	)	signatory warrants that the
Hu Longxiu	)	signatory is duly authorized to
Name of witness (block letters))		execute this Deed on behalf of
	)	上海康正投资管理有限公司
	)	(SHANGHAI KANGZHENG
	)	INVESTMENT
	)	MANAGEMENT CO., LTD.)

SIGNED by LI Feilie	)
)
duly authorised for and on behalf of	)
)
DOUBLE GROW INTERNATIONAL LIMITED	)
)
in the presence of:	)
)
/s/ Hu Longxiu	)	/s/ LI Feilie
Signature of witness	)	By executing this Deed the
	)	signatory warrants that the
Hu Longxiu	)	signatory is duly authorized to
Name of witness (block letters))		execute this Deed on behalf of
	)	DOUBLE GROW
	)	INTERNATIONAL LIMITED

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Schedule 4 – Form of Promissory Note

USD1,441,129

We, 上海康正投资管理有限公司(SHANGHAI KANGZHENG INVESTMENT MANAGEMENT CO., LTD.), promise to pay to CHINA NATURAL RESOURCES, INC. on 28 January 2018 the sum of USD 1,441,129, without interest.

Dated the 29th day of December 2017

/s/ LI Yuan

For and on behalf of

上海康正投资管理有限公司

(Shanghai Kangzheng Investment Management Co., Ltd.)

 Sale and Purchase Agreement | page 20